CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE FIXED INCOME OPPORTUNITIES FUND
Class N (RIMOX)

Supplement dated December 13, 2017, to the
Summary Prospectus dated January 31, 2017,
as amended and restated October 10, 2017

The third sentence in the first paragraph in the section titled “Principal Investment Strategies” on page 3 is replaced in its entirety with the following:

The Fund seeks to invest its net assets opportunistically across a broad spectrum of income yielding securities, including without limitation collateralized loan obligations (“CLOs”).

*****

The following is added to the section titled “Principal Risks of Investing in the Fund” beginning on page 3:

Collateralized Loan Obligations (“CLOs”) – CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described herein. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.

*****

Alcentra NY, LLC is added as a sub-adviser to the Fund in the section titled “Sub-Advisers” on page 8.

*****

The following is added to the section titled “Portfolio Managers” on page 8:

Hiram Hamilton, Portfolio Manager, Global Head of Structured Credit at Alcentra NY, LLC, and Cathy Bevan, Deputy Portfolio Manager, CLO Funds at Alcentra Limited, have managed a portion of the Fund since December 2017.

*****

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-031-0100

2